CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 25, 1996, included in Action Performance Companies, Inc.'s Form 10-KSB for the year ended September 30, 1996, and to all references to our firm included in this Registration Statement.


                                                             ARTHUR ANDERSEN LLP


Phoenix, Arizona
May 23, 1997